UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2009

ENERGY XXI (BERMUDA) LIMITED

(Exact Name of Registrant As Specified in Its Charter)

Bermuda	001-33628	98-0499286
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Canon’s Court, 22 Victoria Street, P.O. Box HM
1179, Hamilton HM EX, Bermuda

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (441) 295-2244

(Former Name or Former Address, if Changed Since Last Report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On November 24, 2009, Energy XXI (Bermuda) Limited (the “Company”) filed a Form 8-K dated November 20, 2009 (the “Original Form 8-K”). This Form 8-K/A — Amendment No. 1 amends and restates Item 9.01 of the Original Form 8-K in its entirety to provide the information required by Item 9.01 within the time period specified in the Original Form 8-K.

Item 9.01 Financial Statements and Other Exhibits

(a) Financial Statements of Businesses Acquired.

The audited statements of revenues and direct operating expenses for the oil and gas properties purchased by Energy XXI, Inc., an indirect wholly owned subsidiary of the Company, from MitEnergy Upstream, LLC (“MitEnergy”) for each of the fiscal twelve month periods in the three-year period ended June 30, 2009 and the unaudited statements of revenues and direct operating expenses for the oil and gas properties purchased from MitEnergy for the three-month periods ended September 30, 2008 and September 30, 2009 are included as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated balance sheet of the Company as of September 30, 2009, the unaudited pro forma consolidated statements of operations of the Company for the year ended June 30, 2009 and the three-month period ended September 30, 2009 and the pro forma reserve information for the year ended June 30, 2009 are included as Exhibit 99.2 and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of UHY LLP.
99.1	The audited statements of revenues and direct operating expenses for the oil and gas properties purchased by Energy XXI, Inc., an indirect wholly owned subsidiary of the Company, from MitEnergy Upstream, LLC for each of the fiscal twelve month periods in the three-year period ended June 30, 2009 and the unaudited statements of revenues and direct operating expenses for the oil and gas properties purchased from MitEnergy Upstream, LLC for the three-month periods ended September 30, 2008 and September 30, 2009.
99.2	The unaudited pro forma consolidated balance sheet of the Company as of September 30, 2009, the unaudited pro forma consolidated statements of operations of the Company for the year ended June 30, 2009 and the three-month period ended September 30, 2009 and the pro forma reserve information for the year ended June 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY XXI (BERMUDA) LIMITED
Date: December 1, 2009	By: /s/ West Griffin Name: West Griffin Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of UHY LLP.
99.1	The audited statements of revenues and direct operating expenses for the oil and gas properties purchased by Energy XXI, Inc., an indirect wholly owned subsidiary of the Company, from MitEnergy Upstream, LLC for each of the fiscal twelve month periods in the three-year period ended June 30, 2009 and the unaudited statements of revenues and direct operating expenses for the oil and gas properties purchased from MitEnergy Upstream, LLC for the three-month periods ended September 30, 2008 and September 30, 2009.
99.2	The unaudited pro forma consolidated balance sheet of the Company as of September 30, 2009, the unaudited pro forma consolidated statements of operations of the Company for the year ended June 30, 2009 and the three-month period ended September 30, 2009 and the pro forma reserve information for the year ended June 30, 2009.